NEWS RELEASE
TO BUSINESS EDITOR:


             COMM BANCORP, INC. REPORTS THIRD QUARTER 2003 EARNINGS

         Clarks Summit, PA, October 20/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported earnings of $1,155,000 or $0.61 per share for the third quarter of 2003. Year-to-date 2003 earnings totaled $3,630,000 or $1.89 per share. Comparable 2002 earnings were $1,270,000 or $0.65 per share for the third quarter and $3,810,000 or $1.94 per share year-to-date.

         Return on average equity for the three months and nine months ended September 30, 2003, was 10.10% and 10.60%, respectively, as compared to 11.39% and 11.91% for the same periods of 2002. Return on average assets was 0.89% for the third quarter and 0.97% year-to-date 2003, as compared to 1.05% and 1.09% for the respective 2002 periods.

         "The historically low interest rate environment continued to place pressure on our interest margins," commented William F. Farber, Sr., President and Chief Executive Officer. "However, activity in our secondary mortgage department remained strong. Increased gains from the sale of mortgages helped mitigate the effect margin compression had on earnings," continued Farber. With regard to nonfinancial activity, the Company expects to open its 17th community banking office in Tannersville, Pennsylvania, during the fourth quarter. This office will be located in Monroe County, a new market area for the Company. "This area is one of the fastest growing metropolitan markets in the Commonwealth," stated Farber. "We look forward to the many growth opportunities this area may present," concluded Farber.

HIGHLIGHTS

-   Total assets grew $37 million or 10% annualized from year-end 2002.

- Loans, net of unearned income grew at an annualized rate of 19% in the third quarter of 2003.

-   Year-to-date noninterest revenue rose 8% compared to prior year.

-   Year-to-date net charge-offs declined 26% in comparison to last year.

INCOME STATEMENT REVIEW

         Tax-equivalent net interest income decreased $387 thousand or 2.8% to $13.5 million for the nine months ended September 30, 2003 from $13.9 million in the prior year period. A decline of $2.1 million in tax-equivalent interest revenue was partially offset by a $1.7 million reduction in interest expense. With respect to interest revenue, the effects of a 100 basis point decline in the tax-equivalent yield on earning assets to 5.98% more than offset the additional interest revenue generated from the growth of $27.7 million or 6.2% in average earning assets. The reduction in interest expense resulted from a 75 basis point decrease in the cost of funds to 2.58%, partially offset by additional interest paid on growth of $20.9 million in average interest-bearing liabilities. For the nine months ended September 30, 2003, the net interest spread decreased 25 basis points to 3.40%, while the net interest margin contracted 35 basis points to 3.82%. For the third quarter of 2003, tax-equivalent net interest income increased $11 thousand in comparison to the prior year period. The tax-equivalent net interest margin for the third quarter fell 25 basis points to 3.74% in 2003 from 3.99% last year.

         The provision for loan losses was $120 thousand and $360 thousand for the three months and nine months ended September 30, 2003, compared to $195 thousand and $935 thousand for the respective periods of 2002. The allowance for loan losses, as a percentage of loans, net of unearned income, equaled 1.06% at the end of the third quarter of 2003 and 1.15% one year ago.

         Noninterest income increased $42 thousand or 4.3% to $1,030 thousand for the three months ended September 30, 2003, compared to $988 thousand for the same three months of last year. For the nine months ended September 30, 2003, noninterest income improved $239 thousand or 8.3% over the prior year period. The increases for both the current quarter and nine-month period resulted primarily from greater gains on the sale of residential mortgages partially offset by reductions in services charges, fees and commissions. Gains on the sale of residential mortgages rose $120 thousand or 57.7% for the third quarter and $448 thousand or 79.3% year-to-date when comparing 2003 and 2002. Services charges, fees and commissions declined $61 thousand or 8.0% and $123 thousand or 5.6% when comparing the three-month and nine-month periods ended September 30, 2003 and 2002.

         Noninterest expense for the quarter ended September 30, 2003, increased $311 thousand or 9.1% to $3,739 thousand compared to $3,428 thousand for the respective prior year period. Salaries and employee benefits expense increased $138 thousand or 8.0%, occupancy and equipment expense rose $100 thousand or 21.8% and other expenses increased $73 thousand or 5.8%. New staff and training required for the anticipated opening of the Tannersville Office in the fourth quarter and personnel added in the lending division were responsible for the higher employee-related costs. Depreciation and maintenance costs associated with the relocation of the Clifford Office in January of 2003 and the installation of a document imaging system factored into the increased occupancy and equipment costs. Other expenses were impacted by higher contractual services relative to increased activity in the secondary mortgage division and increased state shares tax, partially offset by reductions in marketing costs, supply costs and other real estate expense. For the nine months ended September 30, 2003, noninterest expense increased $726 thousand or 7.2% to $10,742 thousand, compared to $10,016 thousand for prior year period.

BALANCE SHEET REVIEW

         Total assets grew $36.7 million or at an annualized rate of 10.1% to $523.1 million at September 30, 2003, from $486.4 million at December 31, 2002. Total deposits grew $36.3 million or at an annualized rate of 11.1% from year-end 2002. Noninterest-bearing deposits grew $13.1 million or at an annual rate of 35.2%, while interest-bearing deposits rose $23.2 million or 8.0%. Loans, net of unearned income, increased $29.0 million or at an annual rate of 12.0%. Investment securities decreased $8.1 million. There were $22.6 million in federal funds sold outstanding at the end of the third quarter of 2003, compared to $10.5 million at the end of last year. In comparison to the end of the previous quarter, total assets increased $10.2 million or at an annual rate of 7.9%, total deposits grew $10.0 million or at an annual rate of 8.6% and loans, net of unearned income, rose $15.7 million or at an annual rate of 18.5%.

         Stockholders' equity totaled $46.0 million at September 30, 2003, compared to $45.7 million at June 30, 2003, and $45.3 million at December 31, 2002. On a per share basis, stockholders' equity equaled $24.16 per share, $23.94 per share and $23.31 per share for these respective periods. During the nine months ended September 30, 2003, 44,788 shares of common stock totaling $1.6 million were repurchased. Dividends declared for the nine months ended September 30, totaled $1,268 thousand or $0.66 per share in 2003 and $1,195 thousand or $0.61 per share in 2002. The Company's common stock closed at a price of $35.75 per share and traded at 148% of book and 13.8 times trailing twelve months earnings per share at September 30, 2003.

         Nonperforming assets totaled $2.6 million and equaled 0.74% of loans, net of unearned income, at September 30, 2003, compared to $2.3 million at the end of the previous quarter and $2.5 million at the end of 2002. The change from the previous quarter-end resulted from an increase of $482 thousand in accruing loans past due 90 days or more, partially offset by declines of $140 thousand in nonaccrual loans and $36 thousand in foreclosed assets.

         The allowance for loan losses was $3.7 million and 1.06% of loans, net of unearned income, at September 30, 2003, compared to $3.7 million and 1.09% at the prior quarter-end and $3.6 million and 1.15% one year ago. The coverage ratio, the allowance for loan losses as a percentage of nonperforming assets, equaled 143.5% at the end of the third quarter compared to 160.7% at June 30, 2003. Net charge-offs were $74 thousand and $382 thousand for the three months and nine months ended September 30, 2003, compared to $86 thousand and $515 thousand for the respective 2002 periods. Annualized net charge-offs, as a percentage of average loans outstanding, equaled 0.08% for the third quarter and 0.15% year-to-date 2003, compared to 0.11% and 0.22% for the same periods of last year.

         Comm Bancorp, Inc. serves four Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(sm) Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                                   SUMMARY DATA
                                                COMM BANCORP, INC.
                                                FIVE QUARTER TREND
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               Sept. 30,          June 30,         March 31,        Dec. 31,         Sept. 30,
                                                 2003               2003            2003             2002               2002
                                             -------------     -------------    -------------    -------------     -------------
Key performance data:

Per share data:
Net income                                   $        0.61     $        0.60    $        0.68    $        0.71     $        0.65
Cash dividends declared                      $        0.22     $        0.22    $        0.22    $        0.21     $        0.21
Book value                                   $       24.16     $       23.94    $       23.70    $       23.31     $       23.04
Tangible book value                          $       23.66     $       23.41    $       23.14    $       22.71     $       22.41
Market value:
  High                                       $       36.67     $       37.40    $       35.48    $       35.50     $       35.97
  Low                                        $       34.25     $       34.23    $       33.50    $       32.76     $       32.01
  Closing                                    $       35.75     $       34.80    $       35.00    $       35.29     $       34.00
Market capitalization                        $      68,099     $      66,451    $      68,109    $      68,631     $      66,334
Common shares outstanding                        1,904,869         1,909,518        1,945,977        1,944,769         1,951,014

Selected ratios:

Return on average stockholders' equity               10.10%             9.96%           11.77%           12.21%            11.39%

Return on average assets                              0.89%             0.92%            1.11%            1.12%             1.05%

Leverage ratio                                        8.56%             8.55%            8.77%            8.77%             8.70%

Efficiency ratio                                     70.51%            69.71%           65.15%           66.70%            66.13%

Nonperforming assets to loans, net                    0.74%             0.68%            0.68%            0.79%             0.68%

Net charge-offs to average loans, net                 0.08%             0.20%            0.17%            0.07%             0.11%

Allowance for loan losses to loans, net               1.06%             1.09%            1.13%            1.16%             1.15%

Earning assets yield (FTE)                            5.69%             5.97%            6.31%            6.32%             6.65%

Cost of funds                                         2.36%             2.61%            2.80%            2.93%             3.16%

Net interest spread (FTE)                             3.33%             3.36%            3.51%            3.39%             3.49%

Net interest margin (FTE)                             3.74%             3.78%            3.95%            3.85%             3.99%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


Nine months ended                                                                 Sept. 30,       Sept. 30,
                                                                                    2003            2002
Interest income:
Interest and fees on loans:
  Taxable                                                                      $    16,781       $   17,137
  Tax-exempt                                                                           577              522
Interest and dividends on investment securities available-for-sale:

  Taxable                                                                            1,485            2,769
  Tax-exempt                                                                         1,193            1,455
  Dividends                                                                             34               56
Interest on federal funds sold                                                         163              255
    Total interest income                                                           20,233           22,194

Interest expense:
Interest on deposits                                                                 7,646            9,327
    Total interest expense                                                           7,646            9,327

    Net interest income                                                             12,587           12,867
Provision for loan losses                                                              360              935
    Net interest income after provision for loan losses                             12,227           11,932

Noninterest income:
Service charges, fees and commissions                                                2,093            2,216
Net gains on sale of loans                                                           1,013              565
Net gains on sale of investment securities                                                               86
    Total noninterest income                                                         3,106            2,867

Noninterest expense:
Salaries and employee benefits expense                                               5,328            4,992
Net occupancy and equipment expense                                                  1,646            1,359
Other expenses                                                                       3,768            3,665
    Total noninterest expense                                                       10,742           10,016
Income before income taxes                                                           4,591            4,783
Provision for income tax expense                                                       961              973
     Net income                                                                $     3,630       $    3,810

Other comprehensive income (loss):

Unrealized gains (losses) on investment securities available-for-sale          $      (432)      $    3,580
Reclassification adjustment for gains included in net income                                            (86)
Income tax expense (benefit) related to other comprehensive income (loss)             (147)           1,188
     Other comprehensive income (loss), net of income  taxes                          (285)           2,306
     Comprehensive income                                                      $     3,345       $    6,116

Per share data:
Net income                                                                     $      1.89       $     1.94
Cash dividends declared                                                        $      0.66       $     0.61
Average common shares outstanding                                                1,925,962        1,963,665

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                          Sept. 30,       June 30,      March 31,     Dec. 31,      Sept. 30,
Three months ended                                          2003           2003           2003         2002          2002
Interest income:
Interest and fees on loans:
  Taxable                                               $     5,617    $     5,612     $     5,552    $     5,674     $    5,684
  Tax-exempt                                                    199            187             191            166            177
Interest and dividends on investment
  securities available-for-sale:
  Taxable                                                       397            430             658            712            804
  Tax-exempt                                                    394            399             400            430            439
  Dividends                                                       9             11              14             15             17
Interest on federal funds sold                                   49             86              28             93            164
    Total interest income                                     6,665          6,725           6,843          7,090          7,285
Interest expense:
Interest on deposits                                          2,392          2,582           2,672          2,889          3,036
    Total interest expense                                    2,392          2,582           2,672          2,889          3,036
    Net interest income                                       4,273          4,143           4,171          4,201          4,249
Provision for loan losses                                       120            120             120            165            195
    Net interest income after provision for
     loan losses                                              4,153          4,023           4,051          4,036          4,054
Noninterest income:
Service charges, fees and commissions                           702            695             696            688            763
Net gains on sale of loans                                      328            295             390            354            208
Net gains on sale of investment securities                                                                    236             17
    Total noninterest income                                  1,030            990           1,086          1,278            988
Noninterest expense:
Salaries and employee benefits expense                        1,859          1,773           1,696          1,775          1,721
Net occupancy and equipment expense                             558            548             540            494            458
Other expenses                                                1,322          1,257           1,189          1,245          1,249
    Total noninterest expense                                 3,739          3,578           3,425          3,514          3,428
Income before income taxes                                    1,444          1,435           1,712          1,800          1,614
Provision for income tax expense                                289            290             382            410            344
    Net income                                          $     1,155    $     1,145     $     1,330    $     1,390     $    1,270
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
  available-for-sale                                    $      (408)   $       212     $      (236)   $      (335)    $    1,561
Reclassification adjustment for gains included
  in net income                                                                                              (236)           (17)
Income tax expense (benefit) related to other
  comprehensive income (loss)                                  (139)            72             (80)          (194)           525
    Other comprehensive income (loss), net of
     income taxes                                              (269)           140            (156)          (377)         1,019
    Comprehensive income                                $       886    $     1,285     $     1,174    $     1,013     $    2,289
Per share data:
Net income                                              $      0.61    $      0.60     $      0.68    $      0.71     $     0.65
Cash dividends declared                                 $      0.22    $      0.22     $      0.22    $      0.21     $     0.21
Average common shares outstanding                         1,908,995      1,923,082       1,946,217      1,949,678      1,956,741

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)


                                            Sept. 30,       June 30,         March 31,       Dec. 31,        Sept. 30,
                                              2003            2003             2003           2002            2002
Three months ended

Net interest income:
Interest income

Loans, net:
  Taxable                                   $   5,617       $   5,612       $   5,552       $   5,674       $   5,684
  Tax-exempt                                      302             284             289             252             268
    Total loans, net                            5,919           5,896           5,841           5,926           5,952
Investments:
  Taxable                                         406             441             672             727             821
  Tax-exempt                                      596             605             606             651             666
    Total investments                           1,002           1,046           1,278           1,378           1,487
Federal funds sold                                 49              86              28              93             164
    Total interest income                       6,970           7,028           7,147           7,397           7,603
Interest expense
  Deposits                                      2,392           2,582           2,672           2,889           3,036
    Total interest expense                      2,392           2,582           2,672           2,889           3,036
    Net interest income                     $   4,578       $   4,446       $   4,475       $   4,508       $   4,567

Loans, net:
  Taxable                                        6.70%           7.05%           7.19%           7.24%           7.42%
  Tax-exempt                                     5.06%           5.88%           6.07%           7.77%           7.74%
    Total loans, net                             6.59%           6.98%           7.12%           7.26%           7.44%
Investments:
  Taxable                                        2.06%           2.47%           3.19%           3.57%           5.18%
  Tax-exempt                                     7.41%           7.44%           7.56%           7.44%           7.48%
    Total investments                            3.62%           4.02%           4.40%           4.74%           6.01%
Federal funds sold                               1.00%           1.20%           1.28%           1.47%           1.71%
    Total earning assets                         5.69%           5.97%           6.31%           6.32%           6.65%
Interest expense
  Deposits                                       2.36%           2.61%           2.80%           2.93%           3.16%
    Total interest-bearing liabilities           2.36%           2.61%           2.80%           2.93%           3.16%
    Net interest spread                          3.33%           3.36%           3.51%           3.39%           3.49%
    Net interest margin                          3.74%           3.78%           3.95%           3.85%           3.99%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    Sept. 30,      June 30,     March 31,      Dec. 31,      Sept. 30,
At period end                                         2003          2003          2003          2002          2002
Assets:
Cash and due from banks                             $ 12,611      $ 13,983      $ 12,232      $ 10,883      $ 13,004
Federal funds sold                                    22,600        34,350        18,700        10,500        31,550
Investment securities available-for-sale             116,121       106,186       114,956       124,203       117,586
Loans held for sale, net                               5,677         7,522         3,763         3,916         2,113
Loans, net of unearned income                        352,593       336,853       327,956       323,575       317,439
Less: Allowance for loan losses                        3,723         3,677         3,722         3,745         3,640
Net loans                                            348,870       333,176       324,234       319,830       313,799
Premises and equipment, net                           12,129        12,134        11,878        11,861        11,512
Other assets                                           5,136         5,554         5,194         5,225         5,873
    Total assets                                    $523,144      $512,905      $490,957      $486,418      $495,437

Liabilities:
Deposits:
  Noninterest-bearing                               $ 62,918      $ 59,612      $ 52,022      $ 49,820      $ 52,537
  Interest-bearing                                   410,552       403,853       389,272       387,393       393,628
    Total deposits                                   473,470       463,465       441,294       437,213       446,165
Other liabilities                                      3,657         3,722         3,541         3,872         4,327
    Total liabilities                                477,127       467,187       444,835       441,085       450,492

Stockholders' equity:
Common stock, par value $0.33 authorized
 12,000,000, issued 1,904,869; 1,909,518;
 1,945,977; 1,944,769; 1,951,014                         629           630           642           642           644
Capital surplus                                        6,517         6,478         6,536         6,484         6,456
Retained earnings                                     36,572        36,042        36,516        35,623        34,884
Accumulated other comprehensive income                 2,299         2,568         2,428         2,584         2,961
    Total stockholders' equity                        46,017        45,718        46,122        45,333        44,945
    Total liabilities and stockholders' equity      $523,144      $512,905      $490,957      $486,418      $495,437

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    Sept. 30,     June 30,      March 31,     Dec. 31,      Sept. 30,
Average quarterly balances                            2003          2003         2003           2002          2002
Assets:
Loans, net:
  Taxable                                           $332,444      $319,400      $313,318      $311,113      $303,869
  Tax-exempt                                          23,696        19,386        19,300        12,864        13,743
    Total loans, net                                 356,140       338,786       332,618       323,977       317,612
Investments:
  Taxable                                             78,049        71,684        85,368        80,734        62,894
  Tax-exempt                                          31,906        32,620        32,527        34,698        35,325
    Total investments                                109,955       104,304       117,895       115,432        98,219
Federal funds sold                                    19,529        28,845         8,869        25,069        38,110
    Total earning assets                             485,624       471,935       459,382       464,478       453,941
Other assets                                          26,594        28,333        26,750        27,435        26,445
    Total assets                                    $512,218      $500,268      $486,132      $491,913      $480,386

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                                  $402,796      $396,555      $387,246      $390,727      $381,176
  Noninterest-bearing                                 61,066        54,214        49,721        52,293        51,183
    Total deposits                                   463,862       450,769       436,967       443,020       432,359
Other liabilities                                      2,986         3,383         3,320         3,720         3,789
    Total liabilities                                466,848       454,152       440,287       446,740       436,148
Stockholders' equity                                  45,370        46,116        45,845        45,173        44,238
    Total liabilities and stockholders' equity      $512,218      $500,268      $486,132      $491,913      $480,386

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                                  Sept. 30,    June 30,   March 31,    Dec. 31,   Sept. 30,
At quarter end                                      2003        2003        2003        2002        2002
Nonperforming assets:
  Nonaccrual/restructured loans                    $1,374      $1,514      $1,727      $1,992      $1,501
  Accruing loans past due 90 days or more           1,094         612         312         510         370
  Foreclosed assets                                   126         162         202          40         292
Total nonperforming assets                         $2,594      $2,288      $2,241      $2,542      $2,163

Three months ended Allowance for loan losses:

Beginning balance                                  $3,677      $3,722      $3,745      $3,640      $3,531
Charge-offs                                            87         199         164         102         123
Recoveries                                             13          34          21          42          37
Provision for loan losses                             120         120         120         165         195
Ending balance                                     $3,723      $3,677      $3,722      $3,745      $3,640

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St:  Pennsylvania
In:  Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.